UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 21, 2014

West Marine, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22512	77-0355502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Westridge Drive
Watsonville, California 95076
(Address of Principal Executive Offices, Including Zip Code)

(831) 728-2700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Compensatory Arrangements of Certain Officers
Adoption of Recommendations for Executive Compensation

On February 21, 2014, the Compensation and Leadership Development Committee (the “C&LDC”) adopted recommendations by management of West Marine, Inc. (the “Company") and the C&LDC’s independent compensation advisor, FW Cook & Co.  The C&LDC approved a 3% merit based increase to the base salary of the Company’s executive officers, Thomas Moran and Ronald Japinga, other than the chief executive officer, Matt Hyde, whose base salary remains at $600,000, and the recently appointed executive vice president of stores and port supply, Barry Kelley.  The new annual base salaries for 2014 are as follows:

Thomas R. Moran	$360,266
Ronald Japinga	$380,597
Barry Kelley	$320,000
The C&LDC also approved an increase in the cash bonus target percentage for the Company’s executive officers, other than the chief executive officer, from 50% to 60% to align with peer practices.  The chief executive officer’s cash bonus target remains unchanged at 100%.

 In addition, the C&LDC approved a change in the equity awards to be a combination of time-vested restricted stock units (“RSUs”) and performance-based RSUs.  For the Company’s executive officers, the 2014 award will be 67% time-vested RSUs and 33% performance-based RSUs as follows:

	Performance - Based RSUs	Time-Vested RSUs
Matthew Hyde	13,333	26,667
Thomas R. Moran	5,500	11,000
Ron Japinga	5,500	11,000
Barry Kelley	5,500	11,000

All awards vest in three equal annual installments.  The metric for performance-based awards is return on invested capital and the performance period is the 2014 fiscal year.

West Marine, Inc. Omnibus Equity Incentive Plan

On February 21, 2014, the C&LDC also adopted amendment number two (the “Amendment”) to the West Marine, Inc. Omnibus Equity Incentive Plan (the “Plan”) to change the grant date for annual awards to participants who are current employees from the first business day of June to the first business day of March and to permit the C&LDC to set the grant date for any award under the Plan, including the annual award to current associates, at their discretion, provided that the grant date shall not be earlier than the date on which the C&LDC approves such award.

The CLDC also approved forms of a notice of grant of restricted stock units and a restricted stock unit agreement for associates and forms of a notice of grant of performance-based restricted stock units and a performance-based restricted stock unit agreement for associates.

A copy of the Amendment and forms of award notices and agreements are filed as exhibits to this report.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits:

10.1*	Amendment Number Two to the West Marine, Inc. Omnibus Equity Incentive Plan.
10.2*	Form of Notice of Grant of Time-Vested Restricted Stock Units and Restricted Stock Unit Agreement for Associates.
10.3*	Form of Notice of Grant of Performance-Based Restricted Stock Units and Performance-Based Restricted Stock Unit Agreement for Associates.
_________________________
* Indicates a management contract or compensatory plan or arrangement within the meaning of Item 601(b)(10(iii) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST MARINE, INC.

Date: February 27, 2014	By:	/s/ Pamela J. Fields
Pamela J. Fields, Esq.
Secretary and General Counsel